EXHIBIT 10.9

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement is made effective as of the 13th day of January, 1999 by and between

         BankBoston Retail Finance Inc. as Agent for the Lenders party to a certain Loan and Security Agreement dated as of April 28, 1998, as amended and in effect;

         the Lenders party thereto; and

         Sunglass Hut Trading Corporation (hereinafter, in such capacity, the "Lead Borrower"), a Florida corporation with its principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134, as agent for

                  Said Sunglass Hut Trading Corporation; and Watch Station, Inc., each a Florida corporation with their principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134 (individually, a "US Borrower" and collectively, the "US Borrowers");

         Sunglass Hut of Canada Ltd., an Ontario corporation with its principal executive offices at 205 Mathenson Blvd., East #11, Mississauga, Ontario, Canada L4Z 3EZ (the "CAN Borrower");

         Sunglass Hut International, Inc., a Florida corporation with its principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134 (the "Parent"); and

         Shadescom, Inc., a Florida corporation with its principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134 ("Shades")

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, the Agent, the Lenders, the Parent and the Borrowers entered in a certain Loan and Security Agreement dated as of April 28, 1998 (as amended and in effect, the "Agreement"); and

         WHEREAS, the Parent has acquired the assets of Gallagher & Forsythe, LLC pursuant to a certain Asset Purchase Agreement dated as of January 13, 1999, and in connection therewith, among other things, has formed Shades, a new Subsidiary, to hold such assets; and

         WHEREAS, pursuant to the terms and conditions of the Agreement, among other things, in connection with the formation of any new Subsidiary, such Subsidiary is required to guaranty the Liabilities of the US Borrowers and the CAN Borrower and grant to the Agent, for the ratable benefit of the Lenders, a security interest in all of such Subsidiary's assets; and

         WHEREAS, in connection with the formation of Shades, the Agent, the Lenders, the Parent and the Borrowers desire to modify certain of the provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders, the Parent and the Borrowers as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. ACQUISITION OF ASSETS OF GALLAGHER & FORSYTHE, LLC. The Agent hereby consents to the acquisition by the Parent of the assets of Gallagher & Forsythe, LLC, a Massachusetts limited liability company, pursuant to that certain Asset Purchase Agreement by and among the Parent, Gallagher & Forsythe, LLC and the Members of Gallagher & Forsythe, LLC dated as of January 13, 1999, (the "Acquisition Agreement") and the Agent acknowledges that no Event of Default will arise under the Loan Agreement. The foregoing acknowledgment by the Agent relates only to the transaction described in the Acquisition Agreement and shall not be deemed to constitute a waiver of any rights of the Agent and the Lenders with respect to any other transaction.

         3. AMENDMENTS TO EXHIBITS. The Exhibits to the Agreement are hereby amended as follows:

                  (1) EXHIBIT 4-2 is hereby amended by adding "Shadescom, Inc." as an Active Domestic Entity

                  (2) EXHIBIT 4-3 is hereby amended by adding the following tradenames thereto:

                                    shades.com
                                    SwissArmyDepot.com
                                    Swiss Army Depot
                                    Shades & Blades
                                    Shades of the Web
                                    Sunglasses, Shavers & More
                                    Superhighway Sunglass
                                    Shades of Cape Cod
                                    Gallagher & Forsythe

                  (3) EXHIBIT 4-5 is hereby amended by adding the following location thereto:

                                    714 Main Street, Yarmouthport, Massachusetts
                                    02675

                  (4) EXHIBIT 4-7 is hereby amended by adding the following thereto:

                           AMOUNT           DATE                DESCRIPTION
                           ------           ----                -----------
                           $1,248,341.00    January 13, 1999    Convertible Note

         4. FULL FORCE AND EFFECT. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect.

         5. CONDITIONS TO EFFECTIVENESS. This Second Amendment to Loan and Security Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

                  (1) This Second Amendment to Loan and Security Agreement shall have been duly executed and delivered by the Borrowers, the Parent, Shades, the Agent and such percentage of the Lenders as is required to consent hereto under the terms of the Agency Agreement. The Agent shall have received a fully executed copy hereof and of each other document required hereunder. Further, Shades and the Borrower shall have provided the Agent with the additional loan documents set forth in
                           Schedule 1 annexed hereto and incorporated herein by reference, and the Borrower shall have provided such additional instruments and documents to the Agent as the Agent and its counsel may have reasonably requested.

                  (2) All action on the part of the Borrowers and the Parent necessary for the valid execution, delivery and performance by the Borrowers and the Parent of this Second Amendment to Loan and Security Agreement shall have been duly and effectively taken. The Agent shall have received from Shades, a true copy of its resolutions adopted by its board of directors authorizing the transactions described herein, certified by its secretary as of a recent date to be true and complete.

                  (3) The Borrower shall have paid to the Agent all fees and expenses then due and owing pursuant to the Loan and Security Agreement, as modified hereby, including, without limitation, reasonable attorneys' fees incurred by the Agent and each of the Lenders.

                  (4) No Suspension Event shall have occurred and be continuing.

         6.       MISCELLANEOUS.

                           (a) This Second Amendment to Loan and Security
                  Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This Second Amendment to Loan and Security
                  Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this
                  Second Amendment to Loan and Security Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment to Loan and Security Agreement.

                           (d) The Borrowers shall pay on demand all costs and
                  expenses of the Agent and each of the Lenders, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment to Loan and Security Agreement.

                           (e) The Borrowers and the Parent each warrant and
                  represent that the Borrowers and the Parent each have consulted with independent legal counsel of their selection in connection with this Second Amendment to Loan and Security Agreement and are not relying on any representations or warranties of the Agent or any Lender or their respective counsel in entering into this Second Amendment.

         IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to Loan and Security Agreement to be executed and their seals to be hereto affixed as of the date first above written.

                                 "AGENT"

                                 BANKBOSTON RETAIL FINANCE INC.

                                 By:__________________________

                                 Name:________________________

                                 Title:_______________________

                                 "LENDERS"

                                 BANKBOSTON RETAIL FINANCE INC.

                                 By:__________________________

                                 Name:________________________

                                 Title:_______________________

                                 LASALLE BUSINESS CREDIT, INC.

                                 By:__________________________

                                 Name:________________________

                                 Title:_______________________

                                 FOOTHILL CAPITAL CORPORATION

                                 By:__________________________

                                 Name:________________________

                                 Title:_______________________


                                 "LEAD BORROWER"

                                 SUNGLASS HUT TRADING
                                 CORPORATION

                                 By:__________________________

                                 Name: LARRY G. PETERSEN

                                 Title: TREASURER

                                 "BORROWERS"

                                 SUNGLASS HUT TRADING
                                 CORPORATION

                                 By:__________________________

                                 Name: LARRY G. PETERSEN

                                 Title: TREASURER

                                 WATCH STATION, INC.

                                 By:__________________________

                                 Name: LARRY G. PETERSEN

                                 Title: TREASURER

                                 SUNGLASS HUT OF CANADA LTD.

                                 By:__________________________

                                 Name: LARRY G. PETERSEN

                                 Title: TREASURER


                                 "PARENT"

                                 SUNGLASS HUT INTERNATIONAL,
                                 INC.

                                 By:__________________________

                                 Name: LARRY G. PETERSEN

                                 Title: TREASURER

                                 "SHADES"

                                 SHADESCOM, INC.

                                 By:__________________________

                                 Name: LARRY G. PETERSEN

                                 Title: TREASURER

                                   Schedule 1

         1. Certificate of Legal Existence for Shades from Florida Secretary of State

         2.       Certificates of Foreign Qualification for Shades from:
                  a.       Massachusetts Secretary of State

         3.       Officers' Certificate for Shades with copies of:
                  a.       Certificate of Incorporation
                  b.       By-Laws
                  c.       Resolutions

         4.       Guaranty by Shades of each of:
                  a.       Sunglass Hut Trading Corporation
                  b.       Watch Station, Inc.
                  c.       Sunglass Hut of Canada Ltd.

         5.       Financing Statements from Shades

                  a.       Secretary of State of Massachusetts
                  b.       Clerk, Town of Yarmouth
                  c.       Secretary of State of Florida

         6. First Amendment to Stock Pledge from Sunglass Hut Corporation of all of stock of Shades

                  a.       Stock Certificate
                  b.       Stock Power with medallion guaranty

         7.       Asset Purchase Agreement with all schedules

         8.       UCC Searches

                  a.       Gallagher & Forsythe, LLC
                           i.       Secretary of State of Massachusetts

                           ii.

                  b.       Shadescom, Inc.

                           i.       Secretary of State of Florida

         9.       Release by Adler

                    FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT

         This FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT (the "AGREEMENT") is made as of the 13th day of January, 1999, by Sunglass Hut Corporation (the "COMPANY") and BankBoston Retail Finance Inc., N.A. (the "AGENT") as Agent for the benefit of the Lenders from time to time party to that certain Loan and Security Agreement dated as of April 28, 1998 (as such may be amended hereafter, the "CREDIT AGREEMENT"), among the Agent, such Lenders and Sunglass Hut Trading Corporation, Watch Station, Inc., and Sunglass Hut of Canada Ltd. (collectively, the "Borrowers"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Agent and the Lenders entered into a certain loan arrangement (the "Loan Arrangement") dated as of April 28, 1998 (as amended and in effect, the "Loan Arrangement"); and

         WHEREAS, in connection with the Loan Arrangement, the Company executed and delivered to the Agent, among other things, a certain Stock Pledge Agreement dated April 28, 1998 (the "Pledge Agreement") pursuant to which the Company granted to the Agent, for the ratable benefit of the Lenders, a security interest in certain Stock Collateral (as defined in the Pledge Agreement) as security for the Secured Liabilities (as defined in the Pledge Agreement) and the Guaranty (as defined in the Pledge Agreement); and

         WHEREAS, the Company has created an additional Subsidiary, and pursuant to the terms and conditions of the Pledge Agreement, the Company is required to amend the Pledge Agreement to include therein the stock of any additional Subsidiary of the Company acquired or created after the execution and delivery of the Pledge Agreement to the Agent; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the hereby acknowledges and agrees as follows:

         1. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning provided for in the Pledge Agreement.

         2. Annex A to the Pledge Agreement is hereby superseded by the Annex A attached hereto and incorporated herein by reference.

         3. The Company acknowledges, confirms and agrees that, except as modified hereby, the Pledge Agreement remains in full force and effect. The Company hereby ratifies, confirms and reaffirms the terms and conditions of, and all warranties and representations made in the Pledge Agreement.

         4. The Company acknowledges, confirms and agrees that any and all Stock Collateral pledged pursuant to the Pledge Agreement, as modified hereby, shall continue to secure the prompt, punctual and faithful payment and performance of all Obligations and the Guaranty.

         5. This Agreement and all other documents, instruments, and agreements executed in connection herewith incorporate all discussions and negotiations between the Company and the Agent, either express or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any statute, custom, or usage to the contrary notwithstanding.

         This Agreement may be executed in multiple counterparts and shall take effect as a sealed instrument as of the date first written above.

                                     SUNGLASS HUT CORPORATION

                                     By:___________________________

                                     Name__________________________

                                     Title:________________________

Accepted and Agreed as of the 13th day of January, 1999.

BANKBOSTON RETAIL FINANCE INC.
AS AGENT

By:___________________________

Name:

Title:

                   Amended and Restated as of January 13, 1999
                                     ANNEX A
              to Stock Pledge Agreement dated as of April 28, 1998

                                                                                      NUMBER OF
                                                 CLASS          NUMBER OF             ISSUED AND               PAR OR
                              RECORD               OF          AUTHORIZED            OUTSTANDING             LIQUIDATION
       ISSUER                  OWNER             SHARES          SHARES                 SHARES                  VALUE
       ------                 ------             ------        ----------            ------------            -----------

    Sunglass Hut           Sunglass Hut
      Trading               Corporation
    Corporation                                  Common            500                   226                    $1.00

       Watch               Sunglass Hut
      Station,              Corporation
        Inc.                                     Common           1,000                 1,000                   $0.01

    Sunglass Hut           Sunglass Hut
       Realty               Corporation
    Corporation                                  Common            500                   100                    $1.00

    Sunglass Hut           Sunglass Hut
    of Florida,             Corporation
        Inc.                                     Common           1,000                 1,000                   $0.01

    Sunglass Hut           Sunglass Hut
     Holding of             Corporation
    France, Inc.                                 Common           1000                   200                    $.01

    Sunglass Hut           Sunglass Hut
    of Northern             Corporation
    France, Inc.                                 Common           1000                   200                    $.01

    Sunglass Hut           Sunglass Hut
    of Southern             Corporation
    France, Inc.                                 Common           1000                   200                    $.01

     Shadescom,            Sunglass Hut          Common           1000                   1000                   $.01
        Inc.                Corporation


--------------------------------------------------------------------------------
GUARANTY                                  BANKBOSTON RETAIL FINANCE INC., AGENT
--------------------------------------------------------------------------------

                                                                January 13, 1999

         FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED, the undersigned unconditionally guaranties to BankBoston Retail Finance Inc. (in such capacity, herein the "AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as Agent for a syndicate of Lenders (the "LENDERS") party to the Loan Agreement (defined below), and the Lenders, in accordance with the terms hereof and without any prior written notice, the payment and performance of the Liabilities (defined below) of each of Sunglass Hut Trading Corporation, Sunglass Hut of Canada Ltd., and Watch Station, Inc. (singly, a "BORROWER", and collectively, the "BORROWERS").

         DEFINITIONS. As used herein, the following terms have the following meanings:

         "COSTS OF COLLECTION" includes, without limitation, all attorneys' reasonable fees and reasonable out-of-pocket expenses incurred by the Agent's and any Lender's attorneys, and all reasonable costs incurred by the Agent or any Lender in the administration of the Liabilities, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Agent or any Lender (limited, however, prior to the occurrence of a Suspension Event (as defined in the Loan Agreement), to those in connection with the monitoring of the Borrowers and any collateral which secures any Liabilities) and continuing due diligence in connection therewith), which costs and expenses are directly or indirectly related to or in respect of the Agent's and any
                  Lender's: administration and management of the Liabilities; negotiation, documentation, and amendment of any instrument which relates to any Liability; or efforts to preserve, protect, collect, or enforce any right in any collateral which secures the Liabilities, the Liabilities, and/or the Agent's Rights and Remedies and/or any of the Agent's rights and remedies against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Liabilities, and at the Agent's option may bear interest at the highest post-default rate which the Agent may charge the Borrowers hereunder as if such had been lent, advanced, and credited by the Agent to, or for the benefit of, the Borrowers.

         "LIABILITIES" (in the singular, "LIABILITY"): Includes, without limitation, all and each of the following, whether now existing or hereafter arising from each Borrower singly/or the Borrowers collectively:

                           (a) Any and all direct and indirect liabilities,
                  debts, and obligations of any Borrower to the Agent or any Lender, each of every kind, nature, and description.

                           (b) Each obligation to repay any loan, advance,
                  indebtedness, note, obligation, overdraft, or amount now or hereafter owing by any Borrower to the Agent or any Lender (including all future advances whether or not made pursuant to a commitment by the Agent or any Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Agent or any Lender may hold against any of the Borrowers.

                           (c) All notes and other obligations of any of the
                  Borrowers now or hereafter assigned to or held by the Agent or any Lender, each of every kind, nature, and description.

                           (d) All interest, fees, and charges and other amounts
                  which may be charged by the Agent or any Lender to any of the Borrowers and/or which may be due from any of the Borrowers to the Agent or any Lender from time to time.

                           (e) All costs and expenses incurred or paid by the
                  Agent or any Lender in respect of any agreement between any of the Borrowers and Agent or any the Lender or instrument furnished by any of the Borrowers to the Agent or any Lender (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses).

                           (f) Any and all covenants of any of the Borrowers to
                  or with the Agent or any Lender and any and all obligations of any of the Borrowers to act or to refrain from acting in accordance with any agreement between any of the Borrowers and the Agent or any

                  Lender or instrument furnished by any of the Borrowers to the Agent or any Lender.

         "LOAN AGREEMENT" means that certain Loan and Security Agreement dated April 28, 1998 by and among the Borrowers, the Agent and the Lenders as amended from time to time.

         INDEMNIFICATION. FOR SAID GOOD AND VALUABLE CONSIDERATION, the undersigned shall also indemnify, defend, and hold the Agent and each Lender, and each agent, employee, officer, or representative of the Agent and each Lender (each, an "INDEMNIFIED PERSON"), harmless of and from any claim (other than any claim as to which a final determination is made in a judicial proceeding (in which the Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person had acted in a grossly negligent manner or in actual bad faith) brought or threatened against the Indemnified Person by: any of the Borrowers; the undersigned; any other guarantor or endorser of the Liabilities or any other person (as well as from attorneys' reasonable fees and reasonable expenses in connection therewith) on account of the relationship of any Indemnified Person with any of the Borrowers, the undersigned, or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Agent with counsel of the Agent's selection, but at the expense of the undersigned).

         INTEREST. The undersigned will pay on demand interest on all amounts due to the Agent (for the ratable benefit of the Agent and the Lenders) under this Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Guaranty, from the time the Agent first demands payment of this Guaranty at a rate (determined based upon a 365 day year and actual days elapsed) equal to the lesser from time to time of (a) the aggregate of the Base Rate from time to time announced by BankBoston, N.A. (or, if said bank ceases to announce such a rate, the functional equivalent rate or index selected in good faith by the Lender) plus Four Percent (4.0 %) per annum or (b) the highest rate of interest which under the circumstances may be charged under applicable law.

         OBLIGATIONS NOT AFFECTED. The obligations of the undersigned hereunder shall not be affected by: any fraudulent, illegal, or improper act by any of the Borrowers, the undersigned, or any person liable or obligated to the Agent or any Lender for or on the Liabilities; any release, discharge, or invalidation, by operation of law or otherwise, of the Liabilities; or the legal incapacity of any of the Borrowers, the undersigned, or any other person liable or obligated to the Agent or any Lender for or on the Liabilities. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against any of the Borrowers or the disallowance of any claim therefor against any of the Borrowers.

         INCORPORATION OF ALL DISCUSSIONS. The within instrument incorporates all discussions and negotiations between the undersigned and the Agent and each Lender concerning the guaranty and indemnification provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived, cancelled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Agent.

         GENERAL WAIVERS. The undersigned WAIVES: presentment, demand, notice, and protest with respect to the Liabilities and this Guaranty; any delay on the part of the Agent or any Lender; any right to require the Agent or any Lender to pursue or to proceed against any of the Borrowers or any collateral which might have been granted to secure the Liabilities or to secure the obligations of the undersigned hereunder; any benefit of, and any right to participate in, any collateral which may secure the Liabilities; any claim which the undersigned may have or to which the undersigned may become entitled to the extent that such claim might otherwise cause any transfer to the Agent by or on behalf of any of the Borrowers to be avoided as having been, or in the nature of, a preference; and notice of acceptance of this Guaranty.

         WAIVER OF SUBROGATION. The undersigned shall not undertake any of the following:

                  (a) Exercise of any right against any of the Borrowers, by way of subrogation, reimbursement, indemnity, contribution, or the like unless and until all Liabilities have been irrevocably paid and satisfied in full.

                  (b) The filing of any proof of any claim in competition with the Agent in respect of any payment hereunder in any bankruptcy or insolvency proceedings of any nature.

                  (c) The claiming of any set-off or counterclaim against any of the Borrowers in respect of any liability of the undersigned to any of the Borrowers.

         SUBORDINATION. The payment of any amounts due with respect to any indebtedness of any of the Borrowers now or hereafter held by the undersigned for borrowed money is hereby subordinated to the prior payment in full of the Liabilities. The undersigned will not demand, sue for, or otherwise attempt to collect any such indebtedness. Any amounts which are collected, enforced and received by the undersigned shall be held by the undersigned as trustee for the Agent and shall be paid over to the Agent on account of the Liabilities without affecting in any manner the liability of the undersigned under this Guaranty.

         AGENT'S LENDER'S BOOKS AND RECORDS. The books and records of the Agent showing the account between the Agent and the Borrowers shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.

         GUARANTOR'S OBLIGATIONS PRIMARY. The obligations of the undersigned hereunder are primary, with no recourse necessary by the Agent against any of the Borrowers or any collateral given to secure the Liabilities or to secure the obligations of the undersigned hereunder or against any other person liable for or on the Liabilities prior to proceeding against the undersigned hereunder.

         CHANGES IN LIABILITIES. The undersigned assents to any indulgence or waiver which the Agent or any Lender might grant or give any of the Borrowers and/or any other person liable or obligated for or on the Liabilities. The undersigned authorizes the Agent and each Lender to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated for or on the Liabilities, without notice to, or consent from, the undersigned. The undersigned authorizes the Agent to complete this Guaranty and any instrument or other document which evidences or relates to the Liabilities, to the extent that this Guaranty or such instrument or other document, upon delivery to the Agent, is incomplete in any respect. No compromise, settlement, or release by the Agent or any Lender of the Liabilities or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder. No action by the Agent or any Lender which has been assented to herein shall affect the obligations of the undersigned hereunder.

         FINANCIAL INFORMATION. The undersigned, from time to time at the request of the Agent, will provide the Agent with such information concerning the financial condition of the undersigned as the Agent reasonably may request (including but not limited to financial statements in such form as reasonably may be requested by the Agent and copies of the federal and state income tax returns).

         COLLATERAL. Upon demand by the Agent after any change in the condition or affairs (financial or otherwise) of any of the Borrowers or of the undersigned deemed by the Agent to be adverse and material, the undersigned shall secure the payment and performance of the obligations of the undersigned hereunder by delivering, assigning, or transferring to the Agent or granting the Agent a security interest in collateral of a value and character reasonably satisfactory to the Agent. The undersigned shall do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent hereunder.

         COSTS OF ENFORCEMENT. The undersigned will pay on demand, without limitation, all attorneys' reasonable fees, out-of-pocket expenses incurred by the Agent's attorneys and all costs incurred by the Agent, including, without limitation, costs and expenses associated with travel on behalf of the Agent, which costs and expenses are directly or indirectly related to or in respect of the Lender's administration, negotiation, documentation, and amendment of this guaranty and in the Agent's efforts to collect and/or to enforce any of the obligations of the undersigned hereunder and/or to enforce any of the Agent's rights, remedies, or powers against or in respect of the undersigned (whether or not suit is instituted by or against the Agent).

         The undersigned shall also pay on demand all costs and expenses (including attorneys' reasonable fees) incurred, following the occurrence of any event of default under any instrument or document which evidences or governs the Liabilities, by each Lender in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any such instrument or document, as well as any such costs and expenses in connection with any "workout", forbearance, or restructuring of any credit facility between any of the Borrowers, on the one hand, and the Agent and the Lenders on the other.

         BINDING EFFECT. This instrument shall inure to the benefit of the Agent and each Lender and their respective successors and assigns; shall be binding upon the heirs, successors, representatives, and assigns of the undersigned; and shall apply to all Liabilities of the Borrowers and any successor to any of the Borrowers, including any successor by operation of law.

         AGENT'S RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the "AGENT'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Agent of any of the Agent's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with any of the Borrowers, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Agent's Rights and Remedies or of any default or remedy hereunder or thereunder. No exercise of any of the Agent's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Agent and: the undersigned; and any of the Borrowers; and/or any such other person at any time shall preclude any other exercise of the Agent's Rights and Remedies. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Agent's Rights and Remedies, and all of the Agent's rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, any of the Borrowers, or any such other person, shall be cumulative and not alternative or exclusive, and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine.

         COPIES AND FACSIMILES. This instrument and all documents which have been or may be hereinafter furnished by the undersigned to the Agent or any Lender may be reproduced by the Agent and any Lender by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         CHOICE OF LAWS. This instrument shall be governed, construed, and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

         CONSENT TO JURISDICTION. (a) The undersigned agrees that any legal action, proceeding, case, or controversy against the undersigned with respect to this Guaranty or otherwise, may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Agent may elect in the Agent's sole discretion. By execution and delivery of this Guaranty, the undersigned accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

                  (b) The undersigned WAIVES personal service of any and all process and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the undersigned at the last address of the undersigned of which the Agent then has written notice, such service to become effective five (5) business days after such mailing.

                  (c) The undersigned WAIVES, any objection based on FORUM NON CONVENIENS and any objection to venue of any action or proceeding instituted hereunder and consents to the granting of such legal or equitable remedy as is deemed appropriate by the court in which the Agent initiates the subject action.

                  (d) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.

                  (e) The undersigned agrees that any action commenced by the undersigned asserting any claim or counterclaim arising under or in connection with this Guaranty or the Agent's relationship with any of the Borrowers shall be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         BROAD SCOPE OF GUARANTY. It is the intention of the undersigned that the provisions of the within Guaranty and indemnification be liberally construed to the end that the Agent and each Lender may be put in as good a position as if each of the Borrowers had promptly, punctually, and faithfully performed all Liabilities and that the undersigned had promptly, punctually, and faithfully performed hereunder.

         SEVERABILITY. Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.

         RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to the undersigned from the Agent or any Lender or from any participant with any Lender in the Liabilities (a "PARTICIPANT") and any cash, securities, instruments or other property of the undersigned in the possession of the Agent or any Lender or any Participant, whether for safekeeping or otherwise (regardless of the reason the Agent, the Lender or the Participant had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the undersigned to the Agent, each Lender and any Participant, and may be applied or set off against the Liabilities and against the obligations of the undersigned to the Agent, each Lender and any Participant including, without limitation, those arising hereunder, at any time, whether or not such are then due and whether or not other collateral is then available to the Agent, any Lender or any Participant.

         TERMINATION. The obligations of the undersigned hereunder shall remain in full force and effect as to all Liabilities, without regard to any reduction of the Liabilities (other than on account of payments made pursuant to the within Guaranty) until the earlier of (a) ten (10) days following the actual receipt by the Agent at its main office (presently BankBoston Retail Finance Inc., 40 Broad Street, 02109) of written notice signed by the undersigned of the termination thereof or (b) the delivery of written notice of termination dated and signed by a duly authorized officer of the Agent, which notice of termination includes specific reference to this provision. No termination hereof shall affect any Liability in existence or outstanding ten (10) days following the date of such actual receipt or delivery (including, without limitation, those which are contingent or not then due and those which arise out of any check, draft, item, or paper which was made, executed, or drawn prior to the expiration of such ten (10) days, even if received by the Agent thereafter) nor any which arises out of any continuing commitment of the Agent to provide loans, advances, and financial accommodations to the Borrowers, nor any obligation of the undersigned hereunder, including, without limitation, any which by its terms includes any of the Liabilities of a contingent nature (including, without limitation, the indemnification provided for herein). This Guaranty shall continue to be effective or, if previously terminated, shall be automatically reinstated, without any further action, if at any time any payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Agent upon the insolvency, bankruptcy or reorganization of the undersigned, or otherwise, all as though such payment had not been made or value received.

         MISCELLANEOUS. The undersigned represents and certifies that, prior to the execution of this Guaranty, the undersigned had carefully read and reviewed all of the provisions of this Guaranty and had been afforded an opportunity to consult with counsel independently selected by the undersigned. The undersigned further represents and certifies that the undersigned has freely and willingly executed this Guaranty with full appreciation of the legal effect of this Guaranty. The undersigned recognizes that the titles to the paragraphs of the within Guaranty are for ease of reference; are not part of this Guaranty; and do not alter or affect the substantive provisions hereof. The undersigned acknowledges that the Liabilities and the obligations of the undersigned pursuant to this Guaranty constitute "Designated Senior Indebtedness" for purposes of, and as defined in, the Indenture dated as of June 26, 1996 between Sunglass Hut International, Inc. (the "Parent") and The Bank of New York, as Trustee relating to the Parent's 5 1/4% Convertible Subordinated Notes due 2003, as amended an in effect.

         WAIVER OF JURY TRIAL. The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and each Lender, in the establishment and maintenance of the Agent's and the Lender's relationship with each of the Borrowers and the undersigned, is relying thereon. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, EACH OF THE BORROWERS OR ANY ENDORSER OR ANY OTHER GUARANTOR OF ANY OF THE BORROWERS OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT AND/OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR AGAINST ANY LENDER OR IN WHICH THE AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, ANY OF THE BORROWERS, ANY SUCH PERSON, AND THE AGENT AND ANY LENDER.

         It is intended that this Guaranty take effect as a sealed instrument.

                                              SHADESCOM,INC.

                                              By:___________________________

                                              Name: ________________________

                                              Title: _______________________

--------------------------------------------------------------------------------

                               SECURITY AGREEMENT

--------------------------------------------------------------------------------

                         BANKBOSTON RETAIL FINANCE INC.
                                    AGENT FOR
                          THE LENDERS REFERENCED HEREIN

--------------------------------------------------------------------------------

                                 SHADESCOM, INC.
                                    GUARANTOR

--------------------------------------------------------------------------------

                             As of January 13, 1999

                                TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS:.................................................. 1 ..

ARTICLE 2 - GRANT OF SECURITY INTEREST:................................... 7 ..

         2-1.     Grant of Security Interest.............................. 7 ..
         2-2.     Extent and Duration of Security Interest................ 8 ..

ARTICLE 3 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:............ 8 ..

ARTICLE 4 - USE AND COLLECTION OF COLLATERAL:............................. 8 ..

         4-1.     Use of Inventory Collateral............................. 8 ..
         4-2.     Inventory Quality....................................... 9 ..
         4-3.     Adjustments and Allowances.............................. 9 ..
         4-4.     Validity of Accounts.................................... 9 ..
         4-5.     Notification to Account Debtors......................... 9 ..
         4-6.     Proceeds and Collection of Accounts Held in Trust....... 9 ..

ARTICLE 5 - LENDER AS GUARANTOR'S ATTORNEY-IN-FACT:...................... 10 ..

         5-1.     Appointment as Attorney-In-Fact........................ 10 ..
         5-2.     No Obligation to Act................................... 11 ..

ARTICLE 6 - RIGHTS AND REMEDIES UPON DEFAULT:............................ 11 ..

         6-1.     Rights of Enforcement.................................. 11 ..
         6-2.     Sale of Collateral..................................... 12 ..
         6-3.     Occupation of Business Location........................ 13 ..
         6-4.     Grant of Nonexclusive License.......................... 13 ..
         6-5.     Assembly of Collateral................................. 13 ..
         6-6.     Rights and Remedies.................................... 13 ..

ARTICLE 7 - NOTICES:..................................................... 14 ..

         7-1.     Notice Addresses....................................... 14 ..
         7-2.     Notice Given........................................... 15 ..

ARTICLE 8 - GENERAL:..................................................... 15 ..

         8-1.     Protection of Collateral............................... 15 ..
         8-2.     Successors and Assigns................................. 16 ..
         8-3.     Severability........................................... 16 ..
         8-4.     Amendments.  Course of Dealing......................... 16 ..
         8-5.     Application of Proceeds................................ 17 ..
         8-6.     Costs and Expenses of Agent and Of Lenders............. 17 ..
         8-7.     Copies and Facsimiles.................................. 17 ..
         8-8.     Massachusetts Law...................................... 18 ..


                                    .. ii ..

         8-9.     Consent to Jurisdiction................................ 18 ..
         8-10.    Indemnification........................................ 18 ..
         8-11.    Rules of Construction.................................. 19 ..
         8-12.    Intent................................................. 20 ..
         8-13.    Right of Set-Off....................................... 20 ..
         8-14.    Waivers. .............................................. 20 ..



                                    .. iii ..

--------------------------------------------------------------------------------

SECURITY AGREEMENT                                BANKBOSTON RETAIL FINANCE INC.

--------------------------------------------------------------------------------

                                                          As of January 13, 1999

         THIS AGREEMENT is made between

                   BankBoston Retail Finance Inc. (in such capacity, herein the "AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "LENDERS", who are party to the Loan Agreement (defined herein)

                  and

                  Shadescom, Inc. (hereinafter, the "GUARANTOR"), a Florida corporation with its principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                   WITNESSETH:

ARTICLE 1 - DEFINITIONS:

         As herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

         "ACCOUNTS" and "ACCOUNTS RECEIVABLE" include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all "contract rights" as formerly defined in the UCC; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "ACCOUNT DEBTOR": Has the meaning given that term in the UCC.

         "AGENT'S RIGHTS AND REMEDIES": Is defined in Section 6-6.

         "BORROWER" OR "BORROWERS": Collectively, the US Borrowers and the CAN
                  Borrower.

         "CAN BORROWER": Sunglass Hut of Canada Ltd.



                                     ..1..

         "CAPITAL LEASE": Any lease which may be capitalized in accordance with GAAP.

         "CHATTEL PAPER": Has the meaning given that term in the UCC.

         "COLLATERAL": Is defined in Section 2-1.

         "COSTS OF COLLECTION": Includes, without limitation, all attorneys' reasonable fees and reasonable out-of-pocket expenses incurred by the Agent's and any Lender's attorneys, and all reasonable costs incurred by the Agent or any Lender in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Agent or any Lender (limited, however, prior to the occurrence of a Suspension Event to those in connection with the monitoring of the Borrowers and or the Guarantor or any other guarantor and the Collateral and continuing due diligence in connection therewith), which costs and expenses are directly or indirectly related to or in respect of the Agent's and any
                  Lender's: administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agent's Rights and Remedies and/or any of the Agent's rights and remedies against or in respect of the Guarantor or any other guarantor, or any other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Liabilities, and at the Agent's option may bear interest at the highest post-default rate which the Agent may charge the Guarantor under the Loan Agreement as if such had been lent, advanced, and credited by the Agent to, or for the benefit of, the Borrowers or the Guarantor.

         "DEPOSIT ACCOUNT": Has the meaning given that term in the UCC.

         "DOCUMENTS": Has the meaning given that term in the UCC.

         "DOCUMENTS OF TITLE": Has the meaning given that term in the UCC.

         "ENCUMBRANCE": Each of the following:

                           (a) Any security interest, mortgage, pledge,
                  hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a capital lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

                           (b) The filing of any financing statement under the
                  UCC or comparable law of any jurisdiction.

         "EQUIPMENT": "Equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment,


                                     ..2..

                  tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Guarantor's business, and any and all accessions or additions thereto, and substitutions therefor.

         "EVENTS OF DEFAULT": Has the meaning given that term in the Loan Agreement.

         "FIXTURES": Has the meaning given that term in the UCC.

         "GENERAL INTANGIBLES": Includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Guarantor; credit memoranda in favor of the Guarantor; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of the Guarantor to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Guarantor in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Guarantor or credit extended or services performed, by the Guarantor, whether intended for an individual customer or the general business of the Guarantor, or used or useful in connection with research by the Guarantor.

         "GUARANTOR": Is defined in the Preamble.

         "GOODS": Has the meaning given that term in the UCC.

         "GUARANTY": The Guarantor's Guaranty of the Liabilities of the
                  Borrowers to the Agent and the Lenders of even date, as the same may be amended or restated from time to time hereafter and any other instrument or undertaking by the Guarantor to answer for or be obligated on account of any liabilities, obligations, or indebtedness of the Borrowers to the Agent and the Lenders.

         "INDEBTEDNESS": All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following:

                           (a) In respect of money borrowed (including any
                  indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other


                                     ..3..

                  written obligation to pay money.

                           (b) In connection with any letter of credit or
                  acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).

                           (c) In connection with the sale or discount, with
                  recourse, of accounts receivable or chattel paper of such Person.

                           (d) On account of deposits or advances.
                           (e) As lessee under Capital Leases.

                  "INDEBTEDNESS" also includes:

                                    (x) Indebtedness of others secured by an
                           Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.

                                    (y) Any guaranty, endorsement, suretyship or
                           other undertaking pursuant to which that Person may be liable on account of any obligation of any third party.

                                    (z) The Indebtedness of a partnership or
                           joint venture in which such Person is a general partner or joint venturer.

         "INSTRUMENTS": Has the meaning given that term in the UCC.

         "INVENTORY": Includes, without limitation, "inventory" as defined in the UCC and also all: packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Guarantor, or used or consumed or to be used or consumed in the Guarantor's business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all documents (whether or not negotiable) which represent any of the foregoing.

         "INVESTMENT PROPERTY": Has the meaning given that term in the UCC.

         "LEASEHOLD INTEREST": Any interest of the Guarantor as lessee under any lease.

         "LENDERS": Defined in the Preamble to the within Agreement.

         "LIABILITIES" (in the singular, "LIABILITY"): Has the meaning given that term in each of the Loan Agreement and the Guaranty.

         "LOAN AGREEMENT": The Loan and Security Agreement dated as of April 28, 1998 between the Borrowers, the Agent and the Lenders, as the same may be amended or restated hereafter. Except as otherwise defined herein, terms used herein which are defined in the Loan Agreement are used as so defined.

         "PERMITTED ENCUMBRANCES": Has the meaning given that term in the Loan
                  Agreement.

                                     ..4..

         "PERSON": Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

         "PROCEEDS": Includes, without limitation, "Proceeds" as defined in the UCC (defined below), and each type of property described in
                  Section 2-1 hereof.

         "RECEIVABLES COLLATERAL": That portion of the Collateral which consists of the Guarantor's Accounts, Accounts Receivable, contract rights, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Investment Property, letters of credit for the benefit of the Guarantor, and bankers' acceptances held by the Guarantor, and any rights to payment.

         "REQUIREMENT OF LAW": As to any Person:

                           (a)(i) All statutes, rules, regulations, orders, or
                  other requirements having the force of law and (ii) all court orders and injunctions, arbitrator's decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

                           (b) That Person's charter, certificate of
                  incorporation, articles of organization, and/or other organizational documents, as applicable.

                           (c) That Person's by-laws and/or other instruments
                  which deal with corporate or similar governance, as applicable.

         "UCC": The Uniform Commercial Code as presently in effect in Massachusetts (Mass. Gen. Laws, Ch. 106), as amended from time to time hereafter.

         "US BORROWERS": Sunglass Hut Trading Corporation and Watch
                  Station, Inc.

ARTICLE 2 - GRANT OF SECURITY INTEREST:

         2-1. GRANT OF SECURITY INTEREST. To secure the Guarantor's prompt, punctual, and faithful performance of all and each of the Liabilities, the Guarantor hereby grants to the Agent, for the ratable benefit of the Lenders, a continuing security interest in and to, and assigns to the Agent, as collateral security, the following, and each item thereof, whether now owned or now due, or in which the Guarantor has an interest, or hereafter acquired, arising, or to become due, or in which the Guarantor obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest, is referred to herein as the "COLLATERAL"):

                  (a)      All Accounts and accounts receivable.
                  (b)      All Inventory.
                  (c)      All General Intangibles.
                  (d)      All Equipment.
                  (e)      All Goods.
                  (f)      All Fixtures.
                  (g)      All Chattel Paper.

                                     ..5..

                  (h) All books, records, and information relating to the Collateral and/or to the operation of the Guarantor's business, and all rights of access to such books, records, and information, and all property in which such books,

                  (i) records, and information are stored, recorded, and maintained. All Investment Property, Instruments, Documents, Deposit Accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.

                  (j) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing (2-1(a) through 2-1(i)) or otherwise.

                  (k) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (2-1(a) through 2-1(i)), including the right of stoppage in transit.

                  (l)      All Leasehold Interests.

         2-2. EXTENT AND DURATION OF SECURITY INTEREST. The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by the Guarantor to the Lender and shall continue in full force and effect applicable to all Liabilities until all Liabilities have been paid and/or satisfied in full (other than contingent Liabilities which have not then ripened into a claim) and the Guaranty has been duly terminated, at which time the security interest granted herein shall be terminated in writing by a duly authorized officer of the Agent.

ARTICLE 3 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

         To induce each Lender to provide financial accommodations to and for the account of the Borrowers, the Guarantor acknowledges and agrees that pursuant to the terms and conditions of the Loan Agreement, the Guarantor is and shall hereinafter be deemed an Obligor thereunder.

ARTICLE 4 - USE AND COLLECTION OF COLLATERAL:

         4-1.     USE OF INVENTORY COLLATERAL.

                  (a) The Guarantor shall not engage in any sale of the Inventory other than for fair consideration in the conduct of the Guarantor's business in the ordinary course and shall not (i) engage in sales or other dispositions to creditors; or (ii) sales or other dispositions in bulk, except in a manner consistent with past and existing practices of the Guarantor and in the ordinary course of business (unless either (x) the value of the Guarantor's remaining Inventory will be materially and adversely affected thereby, or (y) an Event of Default exists and is continuing, in which events the foregoing will be prohibited under all circumstances).

                  (b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, such Inventory may be returned to the Guarantor without the consent of the Agent.

         4-2. INVENTORY QUALITY. All Inventory now owned or hereafter acquired by the Guarantor is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances).

         4-3. ADJUSTMENTS AND ALLOWANCES. The Guarantor may grant such allowances or other adjustments to the Guarantor's Account Debtors (exclusive of extending the time for payment of any Account or Account Receivable, which shall not be done without first obtaining the Agent's prior written consent in


                                     ..6..

each instance) as the Guarantor may reasonably deem to accord with sound business practice, PROVIDED, HOWEVER, the authority granted the Guarantor pursuant to this Section 4-3 may be limited or terminated by the Agent at any time after the occurrence and during the continuance of an Event of Default, in the Agent's discretion.

         4-4. VALIDITY OF ACCOUNTS.

                  (a) The amount of each Account shown on the books, records, and invoices of the Guarantor represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Guarantor.

                  (b) The Guarantor has no knowledge of any material impairment of the validity or collectibility of any of the Accounts and shall notify the Agent of any such fact immediately after the Guarantor become aware of any such material impairment.

                  (c) The Guarantor shall not post any bond to secure the Guarantor' performance under any agreement to which any Borrower is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of any Borrower (other than to the Agent ) in the event of such Borrower's failure so to perform.

         4-5. NOTIFICATION TO ACCOUNT DEBTORS. The Agent shall have the right at any time, after the occurrence and during the continuance of an Event of Default, to notify any of the Guarantor' Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral.

         4-6. PROCEEDS AND COLLECTION OF ACCOUNTS HELD IN TRUST. (a) Except as provided for in the Loan Agreement, all Receivables Collateral and all proceeds and collections of the Collateral shall be held in trust by the Guarantor for the Agent and shall not be commingled with any of the Guarantor's other funds or deposited in any bank account of the Guarantor.

                  (b) The Guarantor shall at all times deliver to the Agent in accordance with the provisions of the Loan Agreement, as and when received by the Guarantor and in the same form as so received, all checks, drafts, and other items which represent the Collateral and any proceeds and collections of the Collateral, each of which checks, drafts, and other items shall be endorsed to the Agent or as the Agent may otherwise specify from time to time and which shall be accompanied by remittance reports in form satisfactory to the Agent all as provided for in the Loan Agreement. In addition, the Guarantor shall cause any wire or other electronic transfer of funds which constitutes Collateral or proceeds as provided for in the Loan Agreement. The Agent may apply the proceeds thereof to the Liabilities as provided for in the Loan Agreement.

                  (c) The Guarantor shall cause all checks, drafts, and other items which represent the Receivables Collateral and any proceeds and collections of the Collateral to be delivered directly to a lock box, blocked account, or similar recipient over which the Agent has sole access and control as provided for in the Loan Agreement. The Agent shall apply the proceeds and collections so delivered to the Liabilities as provided for in the Loan Agreement.

ARTICLE 5 - LENDER AS GUARANTOR'S ATTORNEY-IN-FACT:

         5-1. APPOINTMENT AS ATTORNEY-IN-FACT. The Guarantor hereby irrevocably constitutes and appoints the Agent as the Guarantor's true and lawful attorney, with full power of substitution, exercisable after the occurrence and during the continuance of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of the Guarantor, but for the sole benefit of the Agent. The rights and powers granted the Agent by the within appointment include but are not limited to the right and power to:

                  (a) Prosecute, defend, compromise, or release any action relating to the Collateral.

                                     ..7..

                  (b) Sign change of address forms to change the address to which the Guarantor's mail is to be sent to such address as the Agent shall designate; receive and open the Guarantor's mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Guarantor or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Guarantor, or other legal representative of the Guarantor whom the Agent determines to be the appropriate person to whom to so turn over such mail.

                  (c) Endorse the name of the Guarantor in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Guarantor on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

                  (d) Sign the name of the Guarantor on any notice to the Guarantor's Account Debtors or verification of the Receivables Collateral; sign the Guarantor's name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.

                  (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which any Guarantor is a beneficiary.

                  (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Guarantor.

                  (g) Use, license or transfer any or all General Intangibles of the Guarantor.

         5-2. NO OBLIGATION TO ACT. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 5-1 herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Guarantor for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

ARTICLE 6 - RIGHTS AND REMEDIES UPON DEFAULT:

         In addition to all of the rights, remedies, powers, privileges, and discretions which the Agent is provided prior to the occurrence of an Event of Default, the Agent shall have the following rights and remedies upon the occurrence, and during the continuance, of any Event of Default. No stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code or otherwise shall stay, limit, prevent, hinder, delay, restrict, or otherwise prevent the Agent's exercise of any of such rights and remedies.

         6-1. RIGHTS OF ENFORCEMENT. The Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Agent shall have all and each of the following rights and remedies:

                  (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

                  (b) To take possession of all or any portion of the Collateral.

                  (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral.

                  (d) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

                  (e) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of)


                                     ..8..

the Liabilities.

                  (f) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

         6-2. SALE OF COLLATERAL.

                  (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent's disposition of the Collateral.

                  (b) The Agent, in the exercise of the Agent's rights and remedies upon default, may conduct one or more going out of business sales, in the Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Guarantor. The Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Agent or such agent or contractor and neither the Guarantor nor any Person claiming under or in right of the Guarantor shall have any interest therein.

                  (c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Guarantor with such notice as may be practicable under the circumstances), the Agent shall give the Guarantor at least seven (7) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Guarantor agrees that such written notice shall satisfy all requirements for notice to the Guarantor which are imposed under the UCC or other applicable law with respect to the exercise of the Agent's rights and remedies upon default.

                  (d) The Agent and any Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

                  (e) The Agent shall apply the proceeds of any exercise of the Agent's Rights and Remedies under this Article 6 towards the Liabilities in such manner, and with such frequency, as the Agent determines.

         6-3. OCCUPATION OF BUSINESS LOCATION. In connection with the Agent's exercise of the Agent's rights under this Article 6, the Agent may enter upon, occupy, and use any premises owned or occupied by the Guarantor, and may exclude the Guarantor from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent's taking possession thereof, and may render any Collateral unusable to the Guarantor. In no event shall the Agent be liable to the Guarantor for use or occupancy by the Agent of any premises pursuant to this Article 6, nor for any charge (such as wages for the Guarantor's employees and utilities) incurred in connection with the Agent's exercise of the Agent's Rights and Remedies.

         6-4. GRANT OF NONEXCLUSIVE LICENSE. The Guarantor hereby grants to the Agent a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which the Guarantor now or hereafter has rights, such license being solely with respect to the Agent's exercise of the rights under this Article 6, including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         6-5. ASSEMBLY OF COLLATERAL. The Agent may require the Guarantor to assemble the Collateral and make it available to the Agent at the Guarantor's sole risk and expense at a place or places which are reasonably convenient to both the Agent and Guarantor.

                                     ..9..

         6-6. RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the " AGENT'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, shall preclude the other or further exercise of the Agent 's Rights and Remedies. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Agent's Rights and Remedies and all of the Agent's rights, remedies, powers, privileges, and discretions under any other agreement or transaction between the Agent and the Guarantor are cumulative, and not alternative or exclusive, and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine. The Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 7 - NOTICES:

         7-1. NOTICE ADDRESSES. All notices, demands, and other communications made in respect of this Agreement shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Agent:

                                    BankBoston Retail Finance Inc.
                                    40 Broad Street
                                    Boston, Massachusetts 02109
                                    Attention        :  Joseph V. Balsamo
                                                        Vice President
                                    Fax              :  617 434-4339

         WITH A COPY TO:

                                    Riemer & Braunstein
                                    Three Center Plaza
                                    Boston, Massachusetts  02108

                                    Attention        : David S. Berman, Esquire
                                    Fax              : 617 723-6831


                                     ..10..

If to the Guarantor:

                                    Shadescom, Inc.
                                    255 Alhambra Circle
                                    Coral Gables, Florida 33134

                                    Attention        : Mr. Larry G. Petersen
                                    Fax              : (305) 461-6389

         WITH A COPY TO:

                                    Greenberg Traurig, P.A.
                                    1221 Brickell Avenue, 21st Floor
                                    Miami, Florida 33131
                                    Attention        : Bruce Macdonough, Esquire
                                    Fax:             : (305) 579-0717

         7-2.     NOTICE GIVEN.

                  (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

                           (i) By mail: the sooner of when actually received or Three (3) days following deposit in the United States mail, postage prepaid.

                           (ii) By recognized overnight express delivery: the Business Day following the day when sent.

                           (iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

                           (iv) By Facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one
         (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

                  (b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

ARTICLE 8 - GENERAL:

         8-1. PROTECTION OF COLLATERAL. The Agent has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.

         8-2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Guarantor and the Guarantor's representatives, successors, and assigns and shall enure to the benefit of the Agent and each Lender and the respective successors and assigns of each. In the event that the Agent or any Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

                                     ..11..

         8-3. SEVERABILITY. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         8-4. AMENDMENTS. COURSE OF DEALING.

                  (a) This Agreement constitutes a "Loan Document" as defined in the Loan Agreement. This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Guarantor and the Agent and each Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent or any Lender to give notice to the Guarantor of such Guarantor's having failed to observe and comply with any warranty or covenant included in this Agreement shall constitute a waiver of such warranty or covenant or the amendment of this Agreement.

                  (b) The Guarantor may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Agent. No consent, modification, amendment, or waiver of any provision of this Agreement shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Agent, then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Agent shall be in reliance upon all representations and warranties theretofore made to the Agent by or on behalf of the Guarantor and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

         8-5. APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Agent determines in its sole discretion. The Guarantor shall remain liable for any deficiency remaining following such application.

         8-6. COSTS AND EXPENSES OF AGENT AND OF LENDERS. (a) The Guarantor shall pay on demand all Costs of Collection and all reasonable expenses of the Agent in connection with the preparation, execution, and delivery of this Agreement, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all costs and expenses of the Agent which relate to the credit facility contemplated hereby.

                  (b) The Guarantor shall pay on demand all costs and expenses (including attorneys' reasonable fees) incurred, following the occurrence of any Event of Default, by each Lender in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as any such costs and expenses in connection with any "workout", forbearance, or restructuring of the credit facility contemplated hereby.

                  (c) The undertaking on the part of the Guarantor in this
Section 8-6 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Guarantor, other than a termination, release, or discharge which makes specific reference to this
Section 8-6.

         8-7. COPIES AND FACSIMILES. This Agreement and all documents which relate hereto, which have been or may be hereinafter furnished the Agent or any Lender may be reproduced by that Person


                                     ..12..

or by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and that Person may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         8-8. MASSACHUSETTS LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts.

         8-9. CONSENT TO JURISDICTION.

                  (a) The Guarantor agrees that any legal action, proceeding, case, or controversy against the Guarantor with respect to any this Agreement or any other Loan Documents to which the Guarantor is a party may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Agent may elect in the Agent's sole discretion. By execution and delivery of this Agreement, the Guarantor, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

                  (b) To the extent permitted by applicable law, the Guarantor WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Guarantor at the address for notices as specified herein, such service to become effective five (5) Business Days after such mailing.

                  (c) The Guarantor WAIVES any objection based on FORUM NON CONVENIENS and any objection to venue of any action or proceeding instituted under this Agreement or any other Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

                  (d) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.

                  (e) The Guarantor agrees that any action commenced by the Guarantor asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         8-10. INDEMNIFICATION. The Guarantor shall indemnify, defend, and hold the Agent and each Lender and any employee, officer, or agent of any of the foregoing (each, an "INDEMNIFIED PERSON") harmless of and from any claim brought or threatened against any Indemnified Person by any Obligor, the Guarantor, or any other Person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the relationship of any such Obligor or the Guarantor with the Agent or any Lender (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Guarantor) other than any claim as to which a final determination is made in a judicial proceeding (in which the Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. The within indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Guarantor, other than a termination, release, or discharge which makes specific reference to this Section 8-10.

         8-11. RULES OF CONSTRUCTION. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this
Agreement:

                                     ..13..

                  (a) Words in the singular include the plural and words in the plural include the singular.

                  (b) Headings (indicated by being UNDERLINED) and the Table of Contents are solely for convenience of reference and do not constitute a part of the instrument in which included and do not affect such instrument's meaning, construction, or effect.

                  (c) The words "includes" and "including" are not limiting.

                  (d) Text which follows the words "including, without limitation" (or similar words) is illustrative and not limitational.

                  (e) Text which is UNDERLINED, shown in ITALICS, shown in BOLD, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

                  (f) The words "may not" are prohibitive and not permissive.

                  (g) The word "or" is not exclusive.

                  (h) Terms which are defined in one section of an instrument are used with such definition throughout the instrument in which so defined.

                  (i) The symbol "$" refers to United States Dollars.

                  (j) References to "herein", "hereof", and "within" are to this entire Loan Agreement and not merely to the provision in which such reference is included.

                  (k) References to "this Agreement" or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

                  (l) Except as otherwise specifically provided, all references to time are to Boston time.

         8-12. INTENT. It is intended that:

                  (a) This Agreement take effect as a sealed instrument.

                  (b) The scope of the security interests created by this Agreement be broadly construed in favor of the Agent.

                  (c) The security interests created by this Agreement secure all Liabilities, whether now existing or hereafter arising.

                  (d) All reasonable costs and expenses incurred by the Agent and, to the extent provide in Section 8-6 each Lender in connection with such Person's relationship(s) with the Obligors shall be borne by the Guarantor.

         8-13. RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to the Guarantor from the Agent or any Lender and any cash, securities, instruments or other property of the Guarantor in the possession of the Agent or any Lender, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Guarantor to the Agent and each Lender and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Agent.

         8-14.    WAIVERS.

                  (a) The Guarantor makes each of the waivers included in
Section 8-14(b), below, knowingly, voluntarily, and intentionally, and understands that the Agent and each Lender, in providing loans and other financial accommodations to or for the account of the Borrowers, is relying on such waivers.

                  (b) THE GUARANTOR WAIVES THE FOLLOWING:

                                     ..14..

                           (i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

                           (ii) Except as otherwise specifically required hereby, the right to notice and/or hearing prior to the Agent's exercising of the Agent's rights upon default.

                           (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY LENDER OR IN WHICH THE AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE GUARANTOR OR ANY OTHER PERSON AND THE AGENT OR ANY LENDER (AND THE AGENT AND EACH LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

                           (iv) The benefits or availability of any stay, limitation, hindrance, delay, or restriction (including, without limitation, any automatic stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code) with respect to any action which the Agent may or may become entitled to take hereunder.

                           (v) Any claim to consequential, special, or punitive damages.

         IN WITNESS WHEREOF, the parties have placed their hands and seals.

                                           SHADESCOM, INC.
                                           ("GUARANTOR")

                                           By___________________________________
                                           Print  Name: LARRY G. PETERSEN
                                           Title: TREASURER

                                     ..15..

                                           BANKBOSTON RETAIL FINANCE INC.
                                           ("AGENT")

                                           By___________________________________
                                           Print Name:__________________________
                                           Title:_______________________________

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